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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 28, 2002


                                 Omnicare, Inc.
             (Exact name of Registrant as specified in its charter)



              Delaware                    1-8269              31-1001351
    (State or Other Jurisdiction     (Commission File      (I.R.S. Employer
          of Incorporation)               Number)         Identification No.)


    100 East RiverCenter Boulevard                               41011
              Suite 1600                                       (Zip Code)
         Covington, Kentucky
(Address of Principal Executive Offices)


                                 (859) 392-3300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.    Other Events.

On July 29, 2001, the Registrant issued a press release announcing its offer to acquire NCS Healthcare, Inc. The Registrant's press release is attached as
Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (c)  Exhibits:

             99.1  Press Release of the Registrant dated July 29, 2002.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Omnicare, Inc.



                                    By: /s/ David W. Froesel, Jr.
                                        -----------------------------------
                                        Name:  David W. Froesel, Jr.
                                        Title: Senior Vice President and
                                               Chief Financial Officer




Dated:  July 29, 2002


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